Exhibit 99.1

Four Rivers BioEnergy Inc. Announces Guidance and Planned Private Placement

Four Rivers BioEnergy Inc, (FRBE:OB), Calvert City, Kentucky, May 23, 2008, today announced that it is contemplating raising additional cash through a private placement in order to actively pursue its acquisition strategy, as it had previously disclosed in its SEC filings.

Four Rivers intends to sell additional shares of its common stock in a private placement for a maximum amount of up to $30,000,000 (approximately $27,000,000 net of expenses).  The offering will be made to accredited investors, in the United States pursuant to the provisions of Regulation D and outside the United States pursuant to the provisions of Regulation S.  The closing is anticipated to occur during the third quarter, although there can be no assurance that the private placement will be successful.  The use of proceeds will be for working capital to supplement the current cash assets and for implementation of acquisition opportunities as they are presented to the company and negotiated.

In addition, Four Rivers announces that its available cash balance as of April 30, 2008, was $12,200,000, and there was expended during the quarter then ended approximately $4,500,000 for the acquisition of land that was under various options.  At the end of the quarter, the company did not have any debt.

The securities being offered and to be sold have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent a registration or an applicable exemption from the registration requirements of the state and federal securities laws.

Forward Looking Information

Statements made herein that are not historical or current facts are “forward-looking statements” made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the “Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements often can be identified by the use of terms such as “may”, “will”, “expect”, “believe”, “anticipate”, “estimate”, “approximate”, or “continue”, or the negative thereof. Four Rivers BioEnergy Inc. (the “Company”) intends that such forward-looking statements be subject to the safe harbors for such statements. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Any forward-looking statements represent management’s best judgment as to what may occur in the future. However, forward-looking statements are subject to risks, uncertainties and important factors beyond the control of the Company that could cause actual results and events to differ materially from historical results of operations and events and those presently anticipated or projected. These factors include our limited experience with our business plan; the need for land suitable for our business; the need to construct bio-energy production facilities with unique design elements; pricing pressures on our product caused by competition, sensitivity to corn prices and other bio oils, the demand for bio-energy, the cost of energy, and the price and production of gasoline; our dependency on one proposed plant; the status of the federal bio-ethanol tax incentives and our compliance with regulatory impositions; our potential engagement with hedging transactions; the continuing world interest in alternative energy sources; and our capital needs.  For further information about these and other risks, uncertainties and factors, please review the Company’s disclosure included in its filings with the Securities and Exchange Commission. Except as may be required by applicable law, we do not undertake or intend to update or revise our forward-looking statements, and we assume no obligation to update any forward-looking statements contained in this report as a result of new information or future events or developments. Thus, you should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. You should carefully review and consider the various disclosures we make in this report and our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks, uncertainties and other factors that may affect our business.